                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)     April 19, 2005
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                       000-26534          13-3671221
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(State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)              File Number)        Identification No.)

     4 Science Park, New Haven, CT                              06511
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:       (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 8.01  OTHER EVENTS

         On April 19, 2005, Vion Pharmaceuticals, Inc. issued a press release announcing that the Phase II Clinical Trial of CLORETAZINE(TM) (VNP40101M) in
acute myeloid leukemia and high risk myelodysplastic syndromes has been closed to new patient accrual. A copy of Vion's press release is attached as Exhibit
99.1 hereto and incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.

                  Exhibit 99.1      Press release dated April 19, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VION PHARMACEUTICALS, INC.

Date: April 19, 2005           By:  /s/ Howard B. Johnson
                                   --------------------------------
                               Name:  Howard B. Johnson
                               Title: President and Chief Financial Officer

                                  EXHIBIT INDEX

         99.1     Press release dated April 19, 2005.